                                                                 EXECUTION COPY


              FOURTH AMENDMENT AND WAIVER, dated as of July 14, 2000 (this "AMENDMENT AND WAIVER"), to the CREDIT AND GUARANTEE AGREEMENT, dated as of August 14, 1996 (as amended pursuant to the First Amendment thereto, dated as of June 19, 1997, the Second Amendment thereto, dated as of September 30, 1997, the Third Amendment thereto, dated as of November 19, 1998, and as the same may be further amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among DAL-TILE INTERNATIONAL INC., a Delaware corporation ("HOLDINGS"), DAL-TILE GROUP INC., a Delaware corporation (the "BORROWER"), the several banks and other financial institutions from time to time parties thereto (collectively, the "LENDERS"), CREDIT SUISSE FIRST BOSTON, as documentation agent (in such capacity, the "DOCUMENTATION AGENT"), and THE CHASE MANHATTAN BANK ("CHASE"), a New York banking corporation, as administrative agent for the Lenders (in such capacity, the "ADMINISTRATIVE AGENT").

                                W I T N E S S E T H :

              WHEREAS, the Borrower has requested that the Lenders amend and waive the Credit Agreement in the manner provided for herein; and0

              WHEREAS, the Lenders are willing to amend and waive the Credit Agreement in the manner and on the terms and conditions provided for herein; and

              WHEREAS, the Borrower intends to enter into a joint venture transaction with EMILCERAMICA through a newly formed jointly owned company all as described in Annex A hereto;

              NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein, the parties hereto agree as follows:

              SECTION 1.    DEFINITIONS AND SECTION REFERENCES

              1.1 DEFINED TERMS. Unless otherwise defined herein, terms which are defined in the Credit Agreement and used herein are so used as so defined.

              1.2 SECTION REFERENCES. Unless otherwise indicated, all Section and subsection references are to the Credit Agreement.

              SECTION 2.    AMENDMENTS TO CREDIT AGREEMENT

              2.1 AMENDMENT TO SUBSECTION 7.1. Subsection 7.1 of the Credit Agreement is hereby amended by (i) adding the word "and" at the end of paragraph (b) thereof and (ii) deleting paragraph (c) of such subsection in its entirety.

              2.2 AMENDMENT TO SUBSECTION 8.4(e). Subsection 8.4 of the Credit Agreement is hereby amended by deleting paragraph (e) of such subsection in its entirety and inserting in lieu thereof the following new paragraph:

              "(e) guarantees by Holdings and its Subsidiaries incurred in the ordinary course of business for an aggregate amount not to exceed $20,000,000 at any one time outstanding."

              2.3 AMENDMENT TO SUBSECTION 8.7. Subsection 8.7 of the Credit Agreement is hereby amended by deleting such subsection in its entirety and inserting in lieu thereof the following new subsection:

              "8.7   LIMITATION ON LEASES.  Permit Consolidated Lease Expense
for any fiscal year of the Borrower to exceed (a) for fiscal year 2001, $55,000,000, (b) for fiscal year 2002, $65,000,000, and (c) for fiscal year
2003, $65,000,000."

              2.4 AMENDMENT TO SUBSECTION 8.9. Subsection 8.9 of the Credit Agreement is hereby amended by deleting the table appearing in such subsection in its entirety and inserting in lieu thereof the following new table:


                     FISCAL YEAR ENDING        AMOUNT
                     ------------------        ------
                          12/31/00           $35,000,000


                          12/31/01            65,000,000


                          12/31/02            70,000,000


                          12/31/03            70,000,000

              SECTION 3.    WAIVER OF SECTION 7.9


              The Administrative Agent and the Required Lenders hereby expressly waive the application of Section 7.9(b) of the Credit Agreement to the extent such section would require any Joint Venture Entity (as defined in Annex A hereto) or any Subsidiary of any Joint Venture Entity to become a Subsidiary Guarantor, to grant a security interest in its assets or to create a Lien on any Capital Stock owned by it or to deliver any certificates with respect thereto.

              SECTION 4.    MISCELLANEOUS


              4.1 REPRESENTATIONS AND WARRANTIES. On and as of the date hereof, Holdings and the Borrower hereby confirm, reaffirm and restate the representations and warranties set forth in Section 5 of the Credit Agreement MUTATIS MUTANDIS (after giving effect to any amendments thereto pursuant to this Amendment and Waiver), except to the extent that such representations and warranties expressly relate to a specific earlier date in which case Holdings and the Borrower hereby confirm, reaffirm and restate such representations and warranties as of such earlier date.

              4.2 EFFECTIVENESS. This Amendment and Waiver shall become effective as of the date (the "EFFECTIVE DATE") upon which the Administrative Agent shall have received this Amendment and Waiver, executed and delivered by a duly authorized officer of Holdings, the Borrower and the Required Lenders with a counterpart for the Administrative Agent and a counterpart or a conformed copy for each Lender.

              4.3 CONTINUING EFFECT; NO OTHER AMENDMENTS OR WAIVERS. Except as expressly amended and waived hereby, all of the terms and provisions of the Credit Agreement are and shall remain in full force and effect. The amendments and waivers provided for herein are limited to the specific subsections of the Credit Agreement specified herein and shall not constitute an amendment or waiver of, or an indication of the Administrative Agent's or the Lenders' willingness to amend or waive, any other provisions of the Credit Agreement or the same subsection for any other date or time period (whether or not such other provisions or compliance with such subsections for another date or time period are affected by the circumstances addressed in this Amendment and Waiver).

              4.4 EXPENSES. The Borrower agrees to pay and reimburse the Administrative Agent for all reasonable costs and out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation and delivery of this Amendment and Waiver, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

              4.5 COUNTERPARTS. This Amendment and Waiver may be executed in any number of counterparts by the parties hereto (including by facsimile transmission), each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.

              4.6 GOVERNING LAW. THIS AMENDMENT AND WAIVER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

              IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Waiver to be executed and delivered by their respective duly authorized officers as of the date first above written.

                                  DAL-TILE INTERNATIONAL INC.


                                  By:
                                     --------------------------------
                                     Name:
                                     Title:


                                  DAL-TILE GROUP INC.


                                  By:
                                     --------------------------------
                                     Name:
                                     Title:


                                  THE CHASE MANHATTAN BANK, as
                                  Administrative Agent and as a Lender


                                  By:
                                     --------------------------------
                                     Title:


                                  ALLIED IRISH BANK


                                  By:
                                     --------------------------------
                                     Title:


                                  BANK LEUMI USA


                                  By:
                                     --------------------------------
                                     Title:

                                  BANK OF AMERICA


                                  By:
                                     --------------------------------
                                     Title:


                                  BANK OF NEW YORK


                                  By:
                                     --------------------------------
                                     Title:


                                  THE BANK OF NOVA SCOTIA


                                  By:
                                     --------------------------------
                                     Title:


                                  BANK OF TOKYO-MITSUBISHI


                                  By:
                                     --------------------------------
                                     Title:


                                  CIBC INC.


                                  By:
                                     --------------------------------
                                     Title:


                                  CHASE BANK OF TEXAS, N.A.


                                  By:
                                     --------------------------------
                                     Title:

                                  CREDIT SUISSE FIRST BOSTON


                                  By:
                                     --------------------------------
                                     Title:


                                  CREDIT LYONNAIS


                                  By:
                                     --------------------------------
                                     Title:


                                  FLEET BANK


                                  By:
                                     --------------------------------
                                     Title:


                                  FLEET NATIONAL BANK


                                  By:
                                     --------------------------------
                                     Title:


                                  FOOTHILL INCOME TRUST L.P.


                                  By:
                                     --------------------------------
                                     Title:


                                  THE FUJI BANK, LIMITED


                                  By:
                                     --------------------------------
                                     Title:

                                  INDUSTRIAL BANK OF JAPAN (NEW YORK)


                                  By:
                                     --------------------------------
                                     Title:


                                  MERRILL LYNCH SENIOR FLOATING FUND


                                  By:
                                     --------------------------------
                                     Title:


                                  ML DEBT STRATEGIES FUND, INC.


                                  By:
                                     --------------------------------
                                     Title:


                                  METLIFE INVESTMENT


                                  By:
                                     --------------------------------
                                     Title:


                                  MITSUBISHI TRUST AND BANKING
                                  CORPORATION (USA)


                                  By:
                                     --------------------------------
                                     Title:


                                  ML CBO IV (CAYMAN) LTD.


                                  By:
                                     --------------------------------
                                     Title:

                                  PNC CORPORATE BANKING


                                  By:
                                     --------------------------------
                                     Title:


                                  SENIOR DEBT PORTFOLIO (EATON VANCE)


                                  By:
                                     --------------------------------
                                     Title:


                                  SENIOR HIGH INCOME PORTFOLIO


                                  By:
                                     --------------------------------
                                     Title:


                                  SOCIETE GENERALE, (NEW YORK)


                                  By:
                                     --------------------------------
                                     Title:


                                  SUNTRUST BANK INC.


                                  By:
                                     --------------------------------
                                     Title:


                                  FIRST UNION NATIONAL BANK


                                  By:
                                     --------------------------------
                                     Title:

                                  KZH SOLEIL LLC


                                  By:
                                     --------------------------------
                                     Title:


                                  CYPRESS TREE INVESTMENT
                                  MANAGEMENT COMPANY, INC.


                                  By:
                                     --------------------------------
                                     Title:


                                  CYPRESSTREE INVESTMENT PARTNERS I


                                  By:
                                     --------------------------------
                                     Title:


                                  CYPRESSTREE INSTITUTIONAL FUND, LLC


                                  By:
                                     --------------------------------
                                     Title:


                                  CYPRESSTREE SENIOR FLOATING RATE FUND


                                  By:
                                     --------------------------------
                                     Title:


                                  KZH PAMCO LLC


                                  By:
                                     --------------------------------
                                     Title:

                                  KZH--CYPRESSTREE--1 LLC


                                  By:
                                     --------------------------------
                                     Title:


                                  KZH HIGHLAND-2 LLC


                                  By:
                                     --------------------------------
                                     Title:


                                  NATIONSBANC MONTGOMERY SECURITIES LLC


                                  By:
                                     --------------------------------
                                     Title:


                                  VAN KAMPEN  PRIME RATE INCOME TRUST


                                  By:
                                     --------------------------------
                                     Title:


                                  VAN KAMPEN SENIOR INCOME TRUST


                                  By:
                                     --------------------------------
                                     Title:

                                  CONSENT


              The undersigned hereby acknowledges receipt of a copy of and consents to the execution and delivery by Holdings and the Borrower of the Fourth Amendment and Waiver to which this Consent is attached (the "AMENDMENT AND WAIVER"). The undersigned further confirms and agrees that, after giving effect to the Fourth Amendment and Waiver, each Loan Document to which it is a party shall continue in full force and effect in accordance with its terms.


                                    DAL-TILE CORPORATION


                                    By:
                                       ---------------------------------

                                    Name:
                                         -------------------------------
                                    Title:
                                          ------------------------------